UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2015

Arena Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31161	23-2908305
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6154 Nancy Ridge Drive, San Diego, California 92121
(Address of principal executive offices) (Zip Code)
858.453.7200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “Company,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc., and/or one or more of our wholly owned subsidiaries, unless the context otherwise provides. Arena Pharmaceuticals® and Arena® are registered service marks of Arena Pharmaceuticals, Inc. BELVIQ® and BELVIQ XR® are registered trademarks of Arena Pharmaceuticals GmbH.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On October 27, 2015, we committed to a reduction of our US workforce of approximately 80 employees or 35%. As a result of the workforce reduction, which we plan to complete by December 31, 2015, we estimate that we will incur restructuring charges, primarily in the fourth quarter of 2015, of approximately $3.3 million (substantially all of which is cash expenditures) in connection with one-time employee termination costs, including severance and other benefits. We estimate that the reduction will decrease annualized cash expenditures for personnel by approximately $11.0 million. We plan to implement additional cost control measures to further reduce our expenditures, including reductions at our Swiss manufacturing facility, Arena Pharmaceuticals GmbH.

Lower than anticipated revenues from sales of BELVIQ and other sources caused us to reassess our strategic focus and to reduce our expenditures, including through this workforce reduction. We intend to focus on our key strengths by concentrating near-term activities and resources primarily on:

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advancing our APD334 program, including the ongoing Phase 2 clinical trial for ulcerative colitis, and potentially exploring additional indications beyond inflammatory bowel disease through small pilot studies;

•	advancing our ralinepag program, including our ongoing Phase 2 clinical trial for pulmonary arterial hypertension, or PAH, and potentially exploring enhanced efficacy with other classes of PAH agents;

•	advancing our APD371 program through a Phase 1 multiple-ascending dose clinical trial;

•
supporting Eisai to advance the MACE, diabetes conversion, MACE plus and other endpoints of the ongoing BELVIQ cardiovascular outcomes trial, or CVOT, also known as the CAMELLIA study, and seeking potential regulatory approval for BELVIQ XR, a once-daily formulation of BELVIQ;

•	maintaining our core research function to discover and advance drug candidates;

•	assessing strategic collaboration opportunities for certain clinical- and earlier-stage programs; and

•	meeting manufacturing obligations to collaborators and others, while reducing commercial manufacturing overhead to achieve potential savings.

As part of this initiative, we do not intend to currently advance certain lifecycle management programs for lorcaserin, including evaluating lorcaserin in combination with phentermine and for smoking cessation. Feedback from the US Food and Drug Administration regarding a lorcaserin and phentermine combination for weight management indicated that a full development program would be required, including a factorial design Phase 2 study and two, 1-year Phase 3 studies. In addition, with respect to lorcaserin’s potential for smoking cessation, there are market-specific challenges that might limit the potential return on the investment required to advance a development program for this indication.

We expect to discuss our new strategic focus and cost reduction plan during our upcoming quarterly conference call.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the workforce reduction, including the expected size, timing, related charges and benefits, and other expected impact of such reduction; our focus, plans and strategy, including with respect to research, development, regulatory, and collaborations, and related activities, benefits, outcome and expectations; the advancement and potential of our research and development programs; seeking potential regulatory approval of BELVIQ XR; activities with Eisai; assessing strategic collaboration opportunities; meeting manufacturing obligations; implementing additional cost control measures; and reducing expenditures and achieving savings. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the following: the risk that the cost and other negative effects related to the workforce reduction may be greater than anticipated; the risk that we may not realize the benefits expected from the workforce reduction or other cost control measures; risks related to commercializing drugs, including regulatory, manufacturing, supply and marketing issues and the availability and use of BELVIQ or lorcaserin; cash and revenues generated from BELVIQ, including the impact of competition; the risk that our revenues are based in part on estimates, judgment and accounting policies, and incorrect estimates or disagreement regarding estimates or accounting policies may result in changes to our guidance or previously reported results; the timing and outcome of regulatory review is uncertain, and lorcaserin may not be approved for marketing in combination with another drug, for another indication or using a different formulation or in any other territory for any indication; regulatory decisions in one territory may impact other regulatory decisions and our business prospects; government and commercial reimbursement and pricing decisions; risks related to relying on collaborative arrangements; the timing and receipt of payments and fees, if any, from collaborators; the entry into or modification or termination of collaborative arrangements; unexpected or unfavorable new data; nonclinical and clinical data is voluminous and detailed, and regulatory agencies may interpret or weigh the importance of data differently and reach different conclusions than us or others, request additional information, have additional recommendations or change their guidance or requirements before or after approval; data and other information related to any of our research and development may not meet regulatory requirements or otherwise be sufficient for (or we or a collaborator may not pursue) further research and development, regulatory review or approval or continued marketing; our and third parties’ intellectual property rights; the timing, success and cost of our research and development and related strategy and decisions; results of clinical trials and other studies are subject to different interpretations and may not be predictive of future results; clinical trials and other studies may not proceed at the time or in the manner expected or at all; having adequate funds; and satisfactory resolution of litigation or other disagreements with others. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our filings with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the time of the filing of this Form 8-K. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2015	Arena Pharmaceuticals, Inc.

	By:	/s/ Steven W. Spector
Steven W. Spector
Executive Vice President, General Counsel and Secretary

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